Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K, for the fiscal period ended December 31, 2022 of Immuneering Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 6, 2023

J.

	By:	/s/ Mallory Morales
	Name:	Mallory Morales
	Title:	Vice President Finance and Treasurer
(Principal Financial Officer and Principal Accounting Officer)